UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

SEACOR Marine Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMHI	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2023 Annual Meeting of Stockholders of SEACOR Marine Holdings Inc. (the “Company”), held on June 6, 2023, the Company’s stockholders voted on proposals to: (i) elect directors to the board of directors of the Company (the “Board”), (ii) approve, on an advisory basis, the Company’s named executive officer compensation, (iii) approve, on an advisory basis, the frequency of the advisory votes on the Company’s named executive officer compensation, and (iv) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The Company’s stockholders also (i) approved, on an advisory basis, the Company’s named executive officer compensation, (ii) approved, on an advisory basis, the holding of an advisory vote on the compensation of the Company’s named executive officers every year, and (iii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Proposal No. 1 – Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Andrew R. Morse	16,450,153	424,120	3,586,995
John Gellert	16,850,525	23,748	3,586,995
R. Christopher Regan	16,337,362	496,911	3,586,995
Julie Persily	16,463,439	410,834	3,586,995
Alfredo Miguel Bejos	16,717,054	157,219	3,586,995

Proposal No. 2 – Advisory Vote to Approve the Company’s Named Executive Officer Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
16,327,811	523,490	22,972	3,586,995

Proposal No. 3 – Advisory Vote to Approve the Frequency of Advisory Votes to Approve the Company’s Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,041,399	980	827,320	4,574	3,586,995

In light of the voting results on this advisory vote, and consistent with its recommendation to stockholders, the Board has decided that the Company will hold an advisory vote to approve the Company’s named executive officer compensation every year.

Proposal No. 4 – Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Votes For	Votes Against	Abstain	Broker Non-Votes
20,457,648	770	2,851	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

June 8, 2023	By:	/s/ Andrew H. Everett II
Name: Andrew H. Everett II
Title: Senior Vice President, General Counsel and Secretary